UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2025

BIG 5 SPORTING GOODS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-49850	95-4388794
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 East El Segundo Boulevard,
El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 536-0611

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BGFV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On June 29, 2025, Big 5 Sporting Goods Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Worldwide Sports Group Holdings LLC, a Delaware limited liability company (“Parent”), WSG Merger LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Merger Sub”), and, solely for purposes of Section 9.13 thereof, Worldwide Golf Group LLC, a Delaware limited liability company (“Guarantor”), pursuant to which, and on the terms and subject to the conditions thereof, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”).

Subject to the terms and conditions of the Merger Agreement, each share of the Company’s common stock, par value $0.01 per share (the “Company Common Stock”) that is issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”), other than any shares of Company Common Stock (i) owned immediately prior to the Effective Time by Parent, Merger Sub or the Company or by any direct or indirect wholly owned subsidiary of Parent, Merger Sub or the Company or (ii) owned by Company stockholders who are entitled to demand and have properly and validly demanded their appraisal rights under Delaware law, will be canceled and extinguished and automatically converted into the right to receive $1.45 per share in cash, without interest and subject to any applicable withholding taxes (the “Merger Consideration”).

In addition, at the Effective Time, each outstanding option to purchase shares of Company Common Stock (the “Company Options”) will be automatically canceled and converted into the right to receive an amount in cash (without interest), if any, equal to (i) the product obtained by multiplying (x) the number of shares of Company Common Stock underlying such Company Options immediately prior to the Effective Time, by (y) the excess, if any, of the Merger Consideration over the exercise price per share of such Company Options, less (ii) any applicable withholding taxes. For the avoidance of doubt, if the exercise price payable in respect of a share of Company Common Stock underlying a Company Option equals or exceeds the Merger Consideration, such Company Option shall be canceled for no consideration.

At the Effective Time, each outstanding award of restricted stock units covering shares of Company Common Stock (“Company RSU Award”) will be automatically canceled and converted into the right to receive an amount in cash (without interest) equal to the (i) the product of (x) the Merger Consideration and (y) the number of shares of Company Common Stock underlying such Company RSU Award as of the Effective Time, less (ii) any applicable withholding taxes.

At the Effective Time, each outstanding Company restricted share (each a “Company Restricted Share”) will be automatically canceled and converted into the right to receive an amount in cash (without interest) equal to the Merger Consideration plus any unpaid dividends that accrued on such Company Restricted Share prior to the Effective Time.

The Merger Agreement contains customary representations, warranties and covenants, including covenants obligating the Company to use reasonable best efforts to conduct its business between signing and closing in the ordinary course consistent with past practice in all material respects and not to engage in certain specified activities without Parent’s prior consent. In addition, subject to certain exceptions, the Company has agreed not to solicit, initiate, knowingly facilitate or knowingly encourage the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal (as defined in the Merger Agreement), or take certain other restricted actions in connection therewith. Notwithstanding the foregoing, if the Company receives an unsolicited bona fide Acquisition Proposal that did not result from a material breach of the non-solicitation provisions of the Merger Agreement that the board of directors of the Company (the “Board”) determines in good faith, after consultation with its financial advisors and outside legal counsel, constitutes or would reasonably be likely to lead to a Superior Offer (as defined in the Merger Agreement), and that the failure to take such action would be inconsistent with the directors’ fiduciary duties, the Company may take certain actions to participate in discussions and negotiations and furnish information with respect to such Acquisition Proposal, subject to the terms of the Merger Agreement.

Pursuant to the terms of the Merger Agreement, the Company has agreed to prepare and file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) and, subject to certain exceptions, the Board will recommend that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement be adopted by the Company’s stockholders at a special meeting of the Company’s stockholders (the “Company Board Recommendation”). However, subject to the satisfaction of certain terms and conditions, the Company and the Board, as applicable, are permitted to take certain actions which may, as more fully described in the Merger Agreement, include changing the Company Board Recommendation and entering into a definitive agreement with respect to a Superior Offer if, among other things, the Board has concluded in good faith after consultation with its financial advisors and outside legal counsel that the failure to take such action would be inconsistent with the Board’s fiduciary duties under applicable law.

Consummation of the Merger is subject to certain closing conditions, including, among other things, (i) approval by the Company’s stockholders, (ii) the absence of any orders or injunctions by any governmental entity that would prohibit consummation of the Merger and (iii) the absence of a Material Adverse Effect and (iv) the Inventory of the Company equaling or exceeding the Inventory Threshold Requirement (as described in the Merger Agreement). Each party’s obligation to consummate the Merger is also subject to other specified customary conditions, including regarding the accuracy of the representations and warranties of the other party, subject to applicable materiality standards, and the performance in all material respects by the other party of its obligations under the Merger Agreement required to be performed on or prior to the date of the Closing.

The Merger Agreement also contains certain customary termination rights in favor of each of the Company and Parent, including the Company’s right, subject to certain limitations, to terminate the Merger Agreement in certain circumstances to accept a Superior Offer and Parent’s right to terminate the Merger Agreement if the Board changes its Company Board Recommendation. In addition, either Parent or the Company may terminate the Merger Agreement if (i) the Merger has not been successfully completed by November 26, 2025 (the “End Date”); (ii) a governmental authority of competent jurisdiction has issued a final non-appealable governmental order prohibiting the Merger, (iii) the Company’s stockholders fail to adopt the Merger Agreement, or (iv) the other party breaches its representations, warranties or covenants in the Merger Agreement, subject in certain cases, to materiality qualifiers or the right of the breaching party to cure the breach. Parent and the Company may also terminate the Merger Agreement by mutual written consent. The Company may also terminate if Parent refuses to close when required by the terms of the Merger Agreement, subject to certain exceptions.

In connection with a termination of the Merger Agreement under certain specified circumstances, including due to a change in the Company Board Recommendation, the entry by the Company into a definitive agreement with respect to a Superior Offer, or certain other triggering events set forth in the Merger Agreement, the Company may be required to pay Parent a termination fee of $2,000,000.

In addition, in certain specified circumstances further described in the Merger Agreement, in connection with the termination of the Merger Agreement, Parent will be required to pay the Company a termination fee of $3,000,000 upon termination of the Merger Agreement, including if the Company terminates the Merger Agreement as a result of an uncured material breach of the Merger Agreement by the Parent, or as a result of the Parent’s failure to close when otherwise obligated pursuant to the Merger Agreement.

The Board has unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, on the terms and subject to the conditions set forth in the Merger Agreement, are fair to, and in the best interests of, the Company and its stockholders, (ii) declared it advisable for the Company to enter into the Merger Agreement, (iii) approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the other transactions contemplated thereby, including the Merger, and (iv) resolved to recommend that the stockholders of the Company adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger.

The foregoing description of the Merger Agreement and the transactions contemplated thereunder is not complete, is subject to, and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is hereby filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference. The Merger Agreement and the foregoing description thereof have been included to provide investors and stockholders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company, Parent, Merger Sub, Guarantor or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only as of specified dates for the purposes of such agreement, were solely for the benefit of the parties to such agreement and may be subject to qualifications and limitations agreed upon by such parties. In particular, in reviewing the representations, warranties and covenants contained in the Merger Agreement and discussed in the foregoing description, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to investors and stockholders and reports and documents filed with the SEC, and are also qualified in important part by a confidential disclosure schedule delivered by the Company to Parent in connection with the Merger Agreement. Investors and stockholders are not third-party beneficiaries under the Merger Agreement. Accordingly, investors and stockholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties to the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the proxy statement that the Company will file in connection with the Merger, as well as in the other filings that the Company has filed or may file with the SEC.

Item 7.01	Regulation FD Disclosure.

On June 30, 2025, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is hereby furnished as Exhibit 99.1 to this Current Report.

The information contained in this Item 7.01 and in Exhibit 99.1 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of June 29, 2025, by and among Big 5 Sporting Goods Corporation, Worldwide Sports Group Holdings LLC, WSG Merger LLC and Worldwide Golf Group LLC.

99.1	Joint Press Release, dated June 30, 2025.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*

Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any exhibits or schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG 5 SPORTING GOODS CORPORATION

Date: June 30, 2025	By:	/s/ Barry D. Emerson
Barry D. Emerson Executive Vice President, Chief Financial Officer and Treasurer

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this communication that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the proposed acquisition of Big 5 Sporting Goods Corporation (“Big 5”) and the expected timing thereof. In some cases, you can identify forward-looking statements by terms such as “aim,” “anticipate,” “approach,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “goal,” “intend,” “look,” “may,” “mission,” “plan,” “possible,” “potential,” “predict,” “project,” “pursue,” “should,” “target,” “will,” “would,” or the negative thereof and similar words and expressions.

Forward-looking statements are based on Big 5, Worldwide Golf and Capitol Hill Group’s management’s current expectations, estimates, projections, beliefs and assumptions made by Big 5, Worldwide Golf and Capitol Hill Group, all of which are subject to change. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond Big 5, Worldwide Golf and Capitol Hill Group’s control, and are not guarantees of future results. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements and you should not place undue reliance on any such statements, and caution must be exercised in relying on forward-looking statements. The following factors could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (i) the proposed merger may not be completed in a timely manner or at all or that the approval of Big 5’s stockholders is not obtained; (ii) the failure to realize the anticipated benefits of the proposed merger; (iii) the possibility that competing offers or acquisition proposals for Big 5 will be made; (iv) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger, including in circumstances which would require Big 5 to pay a termination fee or other expenses; (vi) the effect of the announcement or pendency of the merger on Big 5, Worldwide Golf or Capitol Hill Group’s ability to retain and hire key personnel, or their respective operating results and business generally, (vii) there may be liabilities related to the merger that are not known, probable or estimable at this time or unexpected costs, charges or expenses; (viii) the merger may result in the diversion of Big 5, Worldwide Golf or Capitol Hill Group’s management’s time and attention to issues relating to the merger; (ix) there may be significant transaction costs in connection with the merger; (x) legal proceedings or regulatory actions may be instituted against Big 5, Worldwide Golf or Capitol Hill Group following the announcement of the merger, which may have an unfavorable outcome; (xi) Big 5’s stock price may decline significantly if the merger is not consummated; (xii) the ability of Worldwide Golf and Capitol Hill Group to integrate and implement their respective plans, forecasts and other expectations with respect to Big 5’s business after the completion of the proposed transaction and realize additional opportunities for growth and innovation; (xiii) Big 5, Worldwide Golf and Capitol Hill Group’s ability to implement their respective business strategies; (xiv) the risks related to Worldwide Golf and Capitol Hill Group’s financing of the proposed transaction; and (xv) the unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreak of war or hostilities or current or future pandemics or epidemics, as well as Big 5, Worldwide Golf and Capitol Hill Group’s response to any of the aforementioned factors. In addition, a number of other important factors could cause Big 5’s actual future results and other future circumstances to differ materially from those expressed in any forward-looking statements, including but not limited to those important factors discussed under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of Big 5’s Annual Report on Form 10-K for its fiscal year ended December 29, 2024, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by Big 5, each as filed with the Securities and Exchange Commission (“SEC”), as such factors may be updated from time to time in Big 5’s other filings with the SEC, accessible on the SEC’s website at www.sec.gov and the Investor

Relations section of Big 5’s website at https://www.big5sportinggoods.com/store/company/investorrelations. These risks should not be considered a complete statement of all potential risks and uncertainty, and are discussed more fully, along with other risks associated with the proposed transaction, in the Proxy Statement (as defined below) to be filed with the SEC in connection with the proposed transaction. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

All forward-looking statements are expressly qualified in their entirety by such factors. Except as required by law, Big 5 does not undertake any obligation to publicly update or review any forward-looking statement, whether because of new information, future developments or otherwise. These forward-looking statements should not be relied upon as representing Big 5’s views as of any date subsequent to the date of this communication.

Additional Information

This communication may be deemed solicitation material in respect of the proposed acquisition of Big 5. A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed merger. Big 5 expects to file with the SEC a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Big 5 stockholders, and other relevant documents in connection with the proposed merger. This document is not a substitute for the Proxy Statement or any other document which Big 5 may file with the SEC. Investors and securityholders of Big 5 are urged to read the Proxy Statement and other relevant materials carefully and in their entirety when they become available because they will contain important information about the Company and the proposed merger. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Big 5 with the SEC at the SEC’s website at www.sec.gov and at Big 5’s website at https://www.big5sportinggoods.com/store/company/investorrelations.

Participants in the Solicitation

Big 5 and certain of its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed merger. Information regarding Big 5’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Big 5’s proxy statement for its 2025 annual meeting of stockholders (the “Annual Meeting Proxy Statement”), which was filed with the SEC on April 23, 2025, and will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). To the extent holdings of Big 5’s securities by its directors or executive officers have changed since the amounts set forth in the Annual Meeting Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement relating to the proposed transaction when it is filed with the SEC. Investors and security holders may obtain free copies of these documents using the sources indicated above.